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                                                                 EXHIBIT 10.15

                                      FORM OF
                               MANAGEMENT AGREEMENT


                   [This Form of Management Agreement is used
                    by the Company as a basis for entering into
                 Management Agreements with Operating Companies.]


          This MANAGEMENT AGREEMENT ("Agreement" ) is made as of [date]
     by and between Hyperion Telecommunications, Inc., a Delaware corporation ("Manager"), and [name] (the "Partnership" ).
       -------                     -----------

          Manager has experience and expertise in the construction, design, engineering, maintenance, operation, management, marketing, regulatory processing, accounting, financial reporting and network monitoring associated with competitive local telecommunications networks and local switch network.

          The Partnership has been organized to provide competitive local telecommunications and all switch related business services and desires to have the Manager manage the provision of these services for the Partnership's network and local switch network in those counties in the of [name] listed on Schedule I annexed hereto and made a part hereof (the

     "Network") under the direction and control of the Partnership.
     --------

          Manager is willing to provide such management services on the terms and subject to the conditions contained in this Agreement.

          In consideration of the foregoing and intending to be legally bound hereby, the Manager and the Partnership agree as follows:


     1.  Appointment of Manager.
         -----------------------

          (a) Subject to the Partnership's oversight, review, supervision and control, the Partnership hereby appoints the Manager as its sole and exclusive agent to manage and supervise the development and operation of the Network during the term of this Agreement with those powers, authority and duties that are specified herein; provided, however, that nothing contained herein shall be deemed a delegation by the Partnership to the Manager of the ultimate responsibility and authority of the Partnership for the management of the Network, which responsibility and authority shall at all times be and remain vested in the Partnership. The Manager hereby accepts such appointment and agrees to perform its obligations and responsibilities hereunder. The Manager acknowledges that all facilities and equipment used or employed in the development, construction and operation of the Network, other than leased equipment or equipment owned by the Manager or other contractors, shall remain the property of the Partnership and the Partnership shall have the unfettered use and ownership of all such facilities and equipment. The Manager further acknowledges that all of the employees of the Partnership are employed solely by the Partnership; and the Manager shall not direct any of such employees to take any action or perform any task that is not for the direct benefit of the Partnership.

          (b) The Manager shall devote such time and resources as are necessary to ensure proper and efficient operation of the Network and shall make available to the Network the full range of its expertise and experience. The Partnership hereby grants to the Manager complete access or, if less, as much access as the Partnership has, to all of the fiber optic and other facilities which are owned or leased by the Partnership and which constitute the Network in order to permit Manager to perform its obligations hereunder.

                                       1
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     2.   Services.
          --------

               (a) Subject to the oversight, review, supervision and control of the Partnership and subject to all applicable laws and regulations, the Manager shall be responsible for the development, planning, management and operation of the Network. To this end, the Manager shall provide supervision of all (i) administrative, accounting, billing, credit, collection, insurance, purchasing, clerical, financial reporting and such other general services as may be necessary to the administration of the Network; (ii) operational, engineering, maintenance, repair and such other technical services as may be necessary to the construction and operation of the Network; (iii) sales, advertising and such other promotional services as may be necessary to the marketing of the Network and (iv) legal and regulatory compliance of the Partnership and the Network including the filings of tariffs required by applicable state and federal regulatory agencies. Consistent with the foregoing and with sound commercial practice, the Manager shall use its best efforts to render or obtain such services and perform or cause to be performed such duties as shall be necessary or appropriate for the construction, management and operation of the Network, including, without limitation, those duties as are more specifically set forth on Schedule II annexed hereto and made a part hereof.

                   All of such services shall be rendered by the Manager subject to the approval of the Partnership and in accordance with applicable provisions of the Partnership Agreement, including applicable Budgets (as defined in Schedule II of this Agreement). The Manager understands that ultimate discretion and control over the Network shall remain vested in the Partnership, and the Manager shall do nothing inconsistent therewith.


               (b) In arranging for the provision of goods and services to the Partnership, including without limitation the services referred to in Subsection 2(a) hereof, the Manager may make arrangements to consolidate the purchase of such goods and services with purchases for other facilities or systems operated or managed by the Manager; provided that all such purchases are on terms no less favorable than those that could reasonably be obtained by the Partnership on an unconsolidated basis and that the Partnership shall not reimburse the Manager for any costs for such goods or services in excess of the Manager's direct, out-of-pocket costs therefor.

               (c) All actions taken by the Manager under the provisions of Subsection 2(a) hereof shall be taken as agent of the Partnership.

               (d) Notwithstanding any provision to the contrary in this Agreement or in Schedule II, the Manager shall not, without the prior written consent of the Partnership:

               i. settle or initiate any claim or litigation involving the Partnership or the Network;

               ii. enter into any collective bargaining contract or personal service agreement with any employee or employees of the Partnership;

               iii. lend money on behalf of the Partnership, or assign, transfer, or pledge any debts due the Partnership, or release or discharge any debt due or compromise any claim exceeding $[amount];

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               iv.  enter into any joint venture, partnership, arrangement or business enterprise on behalf of the Partnership, or obligate the Partnership to any undertakings other than those in the ordinary course of business of the Network;

               v. enter into any transaction with any affiliate of the Manager or the Partnership;


               vi. knowingly take or fail to take any action that violates (i) any law, rule or regulation relating to the Network; (ii) any agreement, arrangement or undertaking to which the Partnership is a party; (iii) any federal, state or local franchise, license, permit or other governmental authorization granted to the Partnership or to any of the partners therein or any of their respective affiliates in connection with its ownership and operation of the Network; or (iv) any judicial or administrative order or decree to which the Partnership is subject or by which any of the Partnership's properties or assets are bound;

               vii. sell, assign, transfer or otherwise dispose of, or hypothecate or encumber in any way, any assets belonging to the Partnership other than in the ordinary course of business or where no longer useful in the business or operations of the Network;

               viii. take any action to obtain or amend or agree to amend any federal, state, or local franchise, license, permit, or other governmental authorization granted to the Partnership or to any of the partners therein or any of their respective affiliates in connection with its ownership and operation of the Network;

               ix. borrow money on behalf of the Partnership or negotiate or enter into other forms of financing for the Network, including any capital lease, other than customer credit agreements with persons who supply goods or services to the Network;

               x. amend any lease of any fiber optic facilities entered into by the Partnership;

               xi. cause or permit the Partnership to exceed its capital or expense Budget approved by the Partnership;

               xii. cause or permit the Partnership to make or commit to make any expenditure or aggregate expenditure in the excess of $[amount] or any aggregate expenditure over a term of [amount] years or more, in each case whether or not such expenditure is within the Budgets; or

               xiii. take any other action on behalf of the Partnership requiring a Supermajority Vote under the Partnership Agreement (as defined therein), or which would constitute a violation of the Partnership Agreement, if taken by any Partner or the Management Committee thereof directly.

  (e)  Reporting.  The Manager shall provide quarterly reports to the
       ---------
Partnership regarding the finances of the Partnership and the progress of the Partnership with respect to the Initial Business Plan of the Partnership, as amended from time to time by the Partnership.

3.  Regulatory Compliance. The Manager expressly recognizes that the Partnership
    ---------------------
is or may be required to be licensed or otherwise authorized with respect to its Business (as defined in the Partnership Agreement) by federal and state regulatory authorities and to operate under applicable federal and state statutes, rules and regulations. The Manager shall supervise the applications of the Partnership for all

                                       3
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such licenses and shall supervise the preparation and submission of all regulatory filings, including tariffs. Without limiting the generality of the foregoing:

               (a) Each customer billed by the Manager shall be clearly advised that service is provided by the Partnership.

               (b) The Manager shall not represent itself as the licensee of telecommunications services offered on the Network.

               (c) The Manager shall not represent itself as the legal representative of the Partnership before any regulatory authority or agency.

               (d) If any regulatory authority or agency determines that any provision of this Agreement violates any rule, policy or regulation, both parties shall make good-faith efforts immediately to correct the problem and to bring this Agreement into compliance.

               (e) It is expressly agreed and understood that nothing in this Agreement will constitute a transfer of "control" of any operating authority from the Partnership to the Manager or any other person.

     4.  Partnership Responsibilities.
         -----------------------------

               (a) Information and Equipment. The Partnership shall provide
                   -------------------------
     Manager, at the Network or, to the extent necessary, at the Manager's network monitoring and control center ("NCC"), with all information, local equipment and software and connecting facilities necessary to allow the Manager to provide the services for the Network described on Schedule II and cooperate and comply with the procedures developed to implement those services. Additional sites to be monitored by the Manager pursuant to
     Schedule II may be added on at least [amount] business days' notice to the NCC. All equipment to be monitored at the Network by the Manager must be approved by the Manager as compatible with its monitoring system. The Manager shall purchase the equipment and connecting facilities on behalf of the Partnership as part of the construction of the Network.

               (b) Compliance with FCC Licenses, Franchises, and Permits.
                   -----------------------------------------------------
     Notwithstanding anything in this Agreement to the contrary, the Partnership or the partners therein or their respective affiliates shall continue to be the franchisee, licensee and permittee of all federal, state, or local franchises, licenses, permits and other governmental authorizations that are necessary to the conduct of the business or operations of the Network (collectively, the "Licenses" ) and shall retain ultimate control over the Network and its assets, including all Licenses. The Partnership shall also retain ultimate responsibility for compliance with the laws and the rules, regulations and policies of the Federal Communications Commission and all state and local regulatory authorities. The Manager agrees to comply with instructions from the Partnership to the extent necessary to remain in compliance with the rules, regulations and policies of all governmental authorities from which the Partnership or any of the partners therein or any of their respective affiliates has received Licenses. Unless otherwise instructed by the Partnership in writing, the Manager agrees that it will take no action that would violate any License or that could reasonably be expected to cause the cancellation, revocation, or adverse modification of any License or that could be expected to otherwise impair the good standing or renewal of any License.

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

               (c) The Partnership shall, with the assistance of the Manager, take or cause to be taken all reasonable and appropriate steps necessary to keep the Licenses in full force and effect and in good standing. The Partnership shall, with the assistance of the Manager, prepare and submit to each relevant authority all reports, applications, renewals, filings or other documents necessary to do so and respond promptly to all regulatory correspondence or inquiries and any and all adversarial pleadings of whatever nature filed with the FCC or any State or local authority and will immediately notify the Manager of the receipt thereof.

     5.  Payments
         --------

               (a) Fees. In consideration for the services to be performed
                   ----
     herein, the Partnership shall pay to the Manager: a fee, as described in
     Schedule III of this Agreement, increasing by [amount] percent per year for
     the term of this Agreement.   The Partnership shall pay such fee in equal
     monthly installments on the first day of each calendar month during the term of this Agreement. Furthermore, the Manager will be eligible for a quarterly performance bonus based on the recommendations of the Management Committee. In accordance with the above terms and conditions a mutually agreed upon bonus plan will be initiated.

               (b) Expense Reimbursement. Subject to the Budgets, the
                   ---------------------
     Partnership shall reimburse the Manager for travel, meals, lodging and other reasonable out-of-pocket expenses incurred in carrying out the duties and responsibilities of the Manager in this Agreement upon verification and provision of appropriate records. Subject to the Budgets, the Partnership shall also reimburse the Manager for costs associated with outside accounting, tariff and legal services that may be required beyond the normal day-to-day management and operation of the Business. In no event shall the amount of such reimbursement for any single expense or single category of expense exceed $[amount] or a larger amount which has been authorized in the budget in any calendar year without the prior written approval of the Partnership.


     6.  Term. This Agreement shall commence on the date of execution of the
         ----
     Agreement.. Subject to the last sentence of this Section, the Agreement shall terminate on the day prior to [date]. Thereafter, this Agreement shall renew for additional periods of [amount] years, unless either party notifies the other, in writing, at least [amount] days prior to the then current term of its intention that such renewal shall not occur. Notwithstanding the foregoing, this Agreement shall terminate on the earliest to occur of (i) the date that the Partnership's legal ability to operate the Network terminates or is materially impaired, (ii) the termination of the Partnership, or (iii) the date this Agreement terminates pursuant to Section 9 hereof.

     7.  Proprietary Information. Each party acknowledges that, in the course of
         -----------------------
     the performance of this Agreement, it may have access to privileged and proprietary information claimed to be unique, secret and confidential, and which constitutes the exclusive property or trade secret of the other, and the parties acknowledge that they are in a confidential relationship with each other. To the extent that (a) any information is marked with a restrictive notice or otherwise tangibly designated as proprietary or (b) the disclosing party advises the receiving party orally or in writing that information is proprietary, the receiving party agrees to maintain the confidentiality of the proprietary information and to use the same degree of care as it uses with regard to its own proprietary information to prevent the disclosure, publication or unauthorized use of the proprietary information. Neither party may duplicate or copy proprietary information of the other party other than to the extent necessary for legitimate business uses in connection with this Agreement. The receiving party shall be excused from these nondisclosure provisions if (a) the receiving party can demonstrate the proprietary information has been, or is subsequently, made public by the disclosing party or is independently developed by the receiving party, (b) the disclosing party gives its written consent to the disclosure of the proprietary information, or (c) the disclosure is required by law.

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     Neither party shall solicit any of the employees of the other to leave the employ of the other during the term of this Agreement and for one year thereafter. The provisions of this Section shall survive the termination or expiration of the term of this Agreement.

     8.   Representations and Warranties.
         --------------------------------

          (a) The Partnership hereby represents and warrants to the Manager as follows:

               i. The Partnership is duly organized and validly existing in [state] and has full power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Partnership and do not violate the Partnership Agreement of the Partnership or any other agreement to which the Partnership is a party or by which it or the Network is bound. This Agreement constitutes a legal, valid and binding obligation of the Partnership, enforceable against it in accordance with its terms (except as enforcement may be limited by bankruptcy or insolvency laws).

               ii. Subject to obtaining the Licenses, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required to be obtained by the Partnership in connection with the transactions contemplated by this Agreement.

          (b)  The Manager hereby represents and warrants to the Partnership as
              -----------------------------------------------------------------
     follows:
     -------

               i. The Manager is duly organized, validly existing and in good standing under the laws of [state] and is duly qualified as a foreign corporation in [state]. The Manager has full power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Manager, and do not violate the Certificate of Incorporation or By-laws of the Manager or any other agreement to which the Manager is a party or by which it or its assets are bound. This Agreement constitutes a legal, valid and binding obligation of the Manager, enforceable against it in accordance with its terms.

               ii. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required to be obtained by the Manager in connection with the transactions contemplated by this Agreement.


     9.   Events of Default and Remedies.
          -------------------------------

          (a)   Events of Default.
                ------------------

               i.   By the Partnership. The Partnership shall be in default
                    ------------------
     under this Agreement if it fails to make any payment pursuant to Subsection 5(a) or 5(b) hereof within thirty days after the date on which such payment was due unless, in the case of a payment pursuant to Subsection 5(b) hereof, the same shall be contested in good faith.

               ii.  By Either Party.   A party shall also be in default under
                    ---------------
     this Agreement upon the occurrence of any of the following events (regardless whether any such event is voluntary or involuntary or occurs by operation of law or pursuant to any judgment, decree, order, rule or regulation of any court or administrative or governmental body):

                    a. the failure of such party to perform or observe in any material respect any covenant or agreement to be performed or observed by it hereunder, including, without limitation, those referred to on Schedule II annexed hereto and made a part hereof, and the continuation of such failure for

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     a period of thirty days after such party receives written notice thereof;
     provided, however, that no such notice shall be required if, in the reasonable business judgment of the other party, such failure is willful or could jeopardize the economic viability of the other party;

                    b. a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee, intervenor or other officer with similar powers with respect to such party or with respect to any substantial part of its property, or constituting an order for relief or approving a petition in bankruptcy or insolvency under the law of any jurisdiction, or ordering the dissolution, winding up or liquidation of such party, or if any such petition shall be filed against such party and shall not be dismissed within [amount] days thereafter, or an order shall have been issued granting such party a suspension of payments under applicable law and any such order is not dismissed within sixty days thereafter;

                    c. such party or, in the case of the Partnership, any of the partners therein or any of their respective affiliates ceases to have any one or more of the material franchises, licenses, agreements, certificates, concessions, permits, rights or privileges material to the conduct of the business and operations of the Network, the Partnership or the Manager, as the case may be, if (1) the loss is not remedied by the obtaining of a replacement franchise, license, agreement, certificate, concession, permit, right, or privilege within [amount] days of the loss thereof and (2) the loss has a material adverse effect upon the ability of either party to perform its obligations hereunder; or

                    d. any of the representations or warranties of such party contained herein shall not be true in any material respect.

               iii.  By the Manager.  The Manager shall be in default under
                     --------------
          this Agreement upon the occurance of any of the following events:

                    a. the failure to meet the reasonably defined telephony standards as defined by Belcore and the continuation of such failure for a period of [amount] days after the Manager receives written notice thereof from the Partnership,

                    b. exceeds the capital or expense budgets (the "Budgets") by more than [amount] percent for any calendar year without the prior written authorization of the Partnership; or

                    c. the failure to implement any system or provide any services set forth in Schedule II in accordance with the time table for such systems and services set forth in the Initial Business Plan of the Partnership, as amended from time to time by the Partnership, without the prior written consent of the Partnership and the continuation of such failure for a period of [amount] days after the Manager receives written notice thereof from the Partnership.


          (b) Remedies. Upon the occurrence and during the continuance of any
              ---------
     event of default and expiration of any cure period, the non-defaulting party may, at its option, terminate this Agreement by written notice, which shall be effective immediately. This remedy is not intended to be exclusive, and all remedies shall be cumulative and may be exercised concurrently with any other remedy available to Manager or the Partnership at law or in equity. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES AS A RESULT OF SUCH PARTY'S PERFORMANCE OR NONPERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT EXCEPT IN THE CASE OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY.

          (c) Other Termination Right. If the Network is not constructed, or
              -----------------------
     does not operate, in accordance with any one or more of the Budgets, the Partnership may, in addition to such other remedies

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     as it may have, terminate this Agreement by [amount] days written notice to the Manager, which shall be effective on the date specified in the notice.

          (d) Performance After Termination. After receipt of written notice
              -----------------------------
     of termination, but prior to the effective date of such termination, the Manager shall continue to perform under this Agreement unless specifically instructed to discontinue such performance.

          (e) On the effective date of any termination, or before such date if so instructed, the Manager shall relinquish to the Partnership, or its designee, possession of all property of the Network and the Partnership, including but not limited to, all documents, data and records pertaining to the Network. The Manager and Partnership shall use their best efforts to ensure a smooth transition in the event of termination.


     10.  Indemnification.
          ----------------

          (a) The Manager shall not be liable for, and the Partnership shall indemnify and save and hold the Manager and its partners, officers, directors, employees and agents harmless from and against, any and all damages, liabilities, costs and expenses (including , but not limited to, reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation or defense of any claim and the time devoted thereto by personnel of the Manager, whether or not as the result of judicial compulsion) (collectively, "Claims") resulting from or arising
                                              ------
     out of this Agreement or the acceptance or performance of duties or rendering of services by the Manager under this Agreement , except that the Partnership shall have no liability hereunder in respect of any claim asserted by the Partnership against the Manager or any act or omission of the Manager or any of its affiliates, officers, directors, employees or agents (i)not taken or made in good faith in the reasonable belief that such act or omission was in the best interest of the Partnership or (ii) that constitutes negligence, gross negligence, recklessness, or willful misconduct. The Manager shall indemnify and save and hold the Partnership and its partners, officers, stockholders, directors, employees and agents harmless from and against any and all Claims resulting from or arising out of the Manager's negligence, gross negligence, recklessness or willful misconduct under this Agreement. The indemnifying party shall advance all costs and expenses incurred by the indemnified party in defending any claim in advance of the final disposition thereof; provided, however, that if it is ultimately determined by a court of competent jurisdiction (from whose decision no appeals may by taken or the time for appeal has lapsed) that the indemnified party was not entitled to indemnity therefor hereunder, the indemnified party shall repay all amounts so advanced. The indemnified party shall deliver to the indemnifying party statements of the costs and expenses so incurred not more frequently than monthly; and the indemnifying party shall pay to the indemnified party the amounts shown on such statements to be due within fifteen (15) days after receipt of such statements.


          (b) Procedure.    Any party asserting a right to indemnification under
              ---------
     this Section shall so notify the other in writing. If the facts giving rise to such indemnification involve any actual or threatened claim or demand by or against a third party, the indemnifying party shall be entitled to control the defense or prosecution of such claim or demand in the name of the indemnified party, if the indemnifying party notifies the indemnified party in writing of its intention to do so within twenty days after its receipt of notice from the indemnified party. The indemnified party shall have the right, however, at its own expense, to participate in such proceeding through counsel of its own choosing. Each indemnified party shall, to the extent requested by the indemnifying party and at the indemnifying party's expense, cooperate in the prosecution or defense of any claim and shall furnish any records, information, and testimony and attend any conferences, discovery proceedings, hearings, trials and appeals that the indemnifying party reasonably requests in connection therewith.

          (c) Survival. The provisions of this Section shall survive the
              --------
     termination or expiration of the term of this Agreement.



     11.  Assignment of Rights.
          ---------------------

          (a) Consent Required. Except as otherwise provided in this Agreement,
              ----------------
     neither the Manager nor the Partnership shall assign its rights under this Agreement, or the privileges hereby granted, without the consent of the other party, except that either party may, without the consent of the other party, assign its rights under this Agreement, or the privileges hereby granted, to a controlled subsidiary; provided, however, that the assignor shall remain secondarily liable for payment and performance by its subsidiary hereunder.

          (b) Assignments in Writing. Any permitted assignment by the Manager or
              ----------------------
     the Partnership shall be in writing and shall state the terms and conditions of the assignment. The assignee shall agree in writing at the time of the assignment to keep and abide by all the terms and conditions of this Agreement.


     12.  Force Majeure. Neither party shall be liable to the other for any
          -------------
     failure of performance under this Agreement due to causes beyond its control, including fire, flood or other catastrophes; any law, order, regulation, direction, action, or request of the United States Government, or of any other government, including state and local governments having or claiming jurisdiction over such party, or of any department, agency, commission, bureau, corporation or other instrumentality of any one or more of these federal, state or local governments, or of any civil or military authority; national emergencies; unavailability of materials or rights-of-way; insurrections; riots; wars; or strikes, lock-outs, significant work stoppages or other significant labor difficulties. In the event of any delay resulting from such causes, upon notice to the other party promptly following the occurrence of the event giving rise to the delay, the time for performance hereunder shall be extended for a period of time reasonably necessary to overcome the effects of such delay.


     13.  Miscellaneous.
          --------------

          (a) Counterparts. This Agreement may be executed in counterparts
              ------------
     each of which shall be deemed an original and all of which together shall constitute one and the same instrument; and, in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one counterpart.

          (b) Captions; Gender. Section headings contained in this Agreement are
              ----------------
     for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

          (c) Governing Law and Binding Effect. This Agreement shall be
              --------------------------------
     governed by and construed and enforced in accordance with the internal laws of [state] applicable to contracts made and to be performed entirely therein without giving effect to the conflicts of laws principles thereof. This Agreement shall also be governed by and construed and enforced in accordance with applicable federal law. This Agreement shall bind and inure to the benefit of each of the parties and their permitted successors and assigns.


          (d) Waivers and Amendments. This Agreement may not be amended nor
              ----------------------
     shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing adopted, in the case of an amendment, by each party and, in the case of a waiver, consent or discharge, by the party against whom enforcement of such instrument is sought. Any consent by either party to, or waiver of, a breach by the other party shall not constitute a waiver or consent to any subsequent or different breach. If either party fails to enforce a breach of this Agreement by the other party, such failure to enforce shall not be considered a consent to or a waiver of that breach or of any subsequent breach for any purpose whatsoever.

          (e) Relationship Not a Partnership. The Manager shall serve as an
              ------------------------------
     independent contractor in rendering the services set forth herein and its employees shall not be employees of the Partnership. The Manager, shall take no action, nor omit to take any action, that would lead a reasonable person to believe that the Manager has any relationship to the Partnership other than that of an agent to its principal.

          (f) Notices. All notices, requests, demands, statements, reports and
              -------
     other communications under this Agreement shall be in writing and deemed to be duly delivered, if delivered in person, by overnight courier, or by certified or registered mail to the following addresses:


     Manager::
     -------

     Hyperion Telecommunications, Inc.
     5 West 3rd Street
     Coudersport, Pennsylvania  16915
     Attention:  Daniel R. Milliard, President
     Telecopy:  1-814-274-8631
     copy to:

     Hyperion Telecommunications Inc.
     Boyce Plaza III
     2570 Boyce Plaza Road
     Pittsburgh, PA  15241
     Attention:   Randolph S. Fowler, Vice President
     Telecopy: 1-412-221-6642

     Partnership:
     -----------

     [name]

     c/o
     Attention:

     c/o [name]
     5 West 3rd Street
     Coudersport, Pennsylvania  16915
     Attention:  Daniel R. Milliard, President
     Telecopy:  1-814-274-8631
 .

     The address for notice to the Partnership shall be the Partnership's principal office once such is established pursuant to the Partnership Agreement. Either party hereto may change its mailing address by giving notice to the other pursuant to the provisions of this Subsection.


          (g) Disclaimers. THERE ARE NO AGREEMENTS, WARRANTIES OR
              -----------
     REPRESENTATIONS, EXPRESS OR IMPLIED EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, EXCEPT THOSE EXPRESSLY SET FORTH HEREIN.


          (h) Entire Agreement. This Agreement constitutes the entire
              -----------------
     agreement between the Manager and the Partnership with respect to the subject matter hereof and supersedes all prior agreements and understandings between them as to such subject matter; and there are no restrictions, agreements, arrangements, or undertakings, oral or written, between the Manager and the Partnership relating to the transactions contemplated hereby which are not fully expressed or referred to herein.

          (i) Severability. If any term or other provision of this Agreement is
              -------------
     invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

          (j) Further Assurances. Each party agrees to execute all such further
              -------------------
     instruments and documents and to take all such further actions as the other party may reasonably request in order to effectuate the terms and purposes of this Agreement.

          (k)  Regulatory Approval.  The effectiveness of this Agreement,
               -------------------
     and the obligations of each party herein, are expressly subject to receipt of all regulatory approvals necessary to conduct the Business.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.



     HYPERION TELECOMMUNICATIONS, INC.



     By: ___________________________________

     Name: ________________________________

     Title:__________________________________


     [name]



     By:__________________________________

     Name:_______________________________

     Title:________________________________


     [name]



     By:__________________________________

     Name:_______________________________

     Title:________________________________

                      SCHEDULE I---COUNTIES IN SERVICE  AREA




                              SCHEDULE II---SERVICES



     SCHEDULE III---COMPETITIVE  LOCAL TELECOMMUNICATIONS RELATED BUSINESS

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